The Glenmede Fund, Inc.
                                  (the "Fund")

                     Supplement dated as of October 1, 2001
                                       to
                          Equity Portfolios Prospectus
                             dated February 28, 2001


Capitalized terms not defined in this Supplement have the meaning assigned to them in the Prospectus.

The following is hereby inserted after the fourth paragraph of the section "Management of the Portfolios - Investment Advisor and Sub-Advisors," and replaces the seventh paragraph.

Effective October 1, 2001, George F. Foley, Vice President and portfolio manager of the Advisor, is also primarily responsible for the management of the Large Cap Value and Core Value Portfolios.